                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 12, 2005
                                                --------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

          KANSAS                     0-22760                    48-1099142
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)

          15301 W. 109th Street  Lenexa, Kansas                   66219
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code        (913) 647-0158
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.02     Results of Operations and Financial Condition.

     On September  12, 2005 the Company  issued a press release  announcing  its financial  results for the quarter  ending  July 31,  2005.  A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

     (c) EXHIBITS. The following exhibits are filed herewith:

     99.1     Press Release dated September 12, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September 12, 2005

                                 ELECSYS CORPORATION

                                 By:  /s/ Todd A. Daniels
                                     ----------------------------------------
                                     Todd A. Daniels
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                                         Description
--------------                            --------------------------------------
   99.1                                   Press release dated September 12, 2005